Exhibit 99.1

Dollar Tree, Inc. to Host Fourth Quarter Earnings Conference Call

CHESAPEAKE, Va. - February 20, 2013 - Dollar Tree, Inc. (NASDAQ: DLTR), North America's leading operator of discount variety stores selling everything for $1 or less, will host its conference call for investors and analysts to discuss financial results for the fourth quarter ended February 2, 2013.

WHEN:         Wednesday, February 27, 2013
            9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial
888-637-7738 for USA and Canadian calls or
913-312-0708 for international calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, March 6, and may be accessed by dialing
888-203-1112. Please enter Passcode # 4662870.

CONTACT:        Dollar Tree, Inc., Chesapeake
Timothy J. Reid, 757-321-5284
    www.DollarTree.com